UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On June 28, 2026, a special committee (the Special Committee) of the Board of Directors (the Board) of Corebridge Financial, Inc. (the Company) established September 16, 2026, at 9:00 a.m. Eastern Time, as the date and time of the Company’s 2026 annual meeting of stockholders (the 2026 Annual Meeting). The Special Committee has fixed the close of business on July 28, 2026, as the record date for determining stockholders of the Company who are entitled to vote at the 2026 Annual Meeting, including any adjournments or postponements thereof. The location of the 2026 Annual Meeting will be specified in the Company’s definitive proxy statement for the 2026 Annual Meeting (the 2026 Proxy Statement) to be filed by the Securities and Exchange Commission (the SEC) on Schedule 14A.

The Company’s 2025 annual meeting of stockholders was held on June 3, 2025 (the 2025 Annual Meeting). The definitive proxy statement filed by the Company with the SEC on Schedule 14A on May 27, 2025 in connection with the special meeting of stockholders of the Company held on July 9, 2025 disclosed under “Stockholder Proposals for the 2026 Annual Meeting of Stockholders” dates for submissions of stockholder proposals and director nominations for the 2026 Annual Meeting.

Because the date of the 2026 Annual Meeting differs by more than thirty calendar days from the anniversary of the date of the 2025 Annual Meeting, the previously disclosed deadlines for submission of stockholder proposals and director nominations have been updated as set forth below.

The Company is providing the following disclosure in accordance with Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the Exchange Act).

Stockholder Proposals for Inclusion in 2026 Proxy Statement

As noted above, the 2026 Annual Meeting date will represent a change of more than thirty calendar days from the anniversary of the date of 2025 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, a new deadline will apply for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the 2026 Proxy Statement. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received no later than July 24, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting.

Proposals intended for inclusion in the 2026 Proxy Statement pursuant to Exchange Act Rule 14a-8 should be sent to the Corporate Secretary of the Company by mail or email by writing to Corporate Secretary, c/o Corebridge Financial, Inc., 2919 Allen Parkway L4-01, Woodson Tower, Houston, Texas 77019, or by emailing corebridgeBOD@corebridgefinancial.com.

Stockholder Director Nominations for Inclusion in 2026 Proxy Statement

The Company’s Second Amended and Restated By-laws (the By-laws) permit a stockholder, or a group of up to 20 stockholders, owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-laws. Notice of director nominees submitted pursuant to this proxy access by-law must be delivered to the Corporate Secretary of Corebridge in accordance with the By-laws and must be received no later than July 11, 2026. The notice of director nominees must include all of the information required by the By-laws.

Stockholder Director Nomination and Other Stockholder Proposals for Presentation at the 2026 Annual Meeting Not Included in 2026 Proxy Statement

Under the By-laws, notice of any other stockholder proposal or the nomination of a candidate for election as a director to be made during the 2026 Annual Meeting and not submitted for inclusion in the 2026 Proxy Statement (either pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of the By-laws) must be delivered to the Corporate Secretary of the Company in accordance with the By-laws no later than July 11, 2026. The notice must include all of the information required by the By-laws.

In addition to satisfying the requirements set forth in the By-laws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide us with a notice that sets forth the information required by Rule 14a-19 by July 11, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	July 1, 2026	By:	/s/Jeannette N. Pina
			Name:	Jeannette N. Pina
			Title:	Deputy General Counsel and Secretary